Exhibit 10.1
WESTMORELAND MINING LLC
2 North Cascade Avenue
2nd Floor
Colorado Springs, Colorado 80903
WAIVER AND CONSENT
October 7, 2009
To Each of the Banks
Ladies and Gentlemen:
Reference is made to the Amended and Restated Credit Agreement, dated as of June 26, 2008 (the "Credit Agreement”), by and among Westmoreland Mining LLC, a Delaware limited liability company (the “Company”), each of the Guarantors referred to therein, each of the Banks referred to therein, and PNC Bank, National Association, in its capacity as agent (the “Agent”). Capitalized terms used and not otherwise defined in this letter (this “Waiver and Consent”) shall have the respective meanings attributed thereto in the Credit Agreement.
Recitals.
A. The Company has heretofore advised the Agent that, as a result of the unexpected outage and subsequent shutdown of the Colstrip Unit 4 power plant (“Colstrip 4”) and for the other reasons set forth in the Waiver and Amendment Request, dated August 25, 2009 (the “Explanatory Memo”), delivered by or on behalf of the Company to the Agent, the Company has failed to comply, as of the end of its fiscal quarter ended June 30, 2009 (“2009 Q2”), and will fail to comply as of the end of each of its three fiscal quarters ending September 30, 2009, December 31, 2009, and March 31, 2010, respectively (collectively, together with 2009 Q2, the “Affected Quarters”), with Section 8.2.18 of the Credit Agreement, pursuant to which the Company covenants that it will not permit the ratio of Consolidated Net Indebtedness of the Company and its Subsidiaries to Consolidated EBITDA, calculated as of the end of each such Affected Quarter, to exceed 3.00 to 1.00.
B. The Company has requested that each Bank, by its execution of this Waiver and Consent, (i) waive, in the manner and subject to the conditions hereinafter set forth, any Potential Defaults or Events of Default consisting of or resulting from the Company’s failure (or, as the case may be, anticipated failure) to comply with Section 8.2.18 of the Credit Agreement as of the end of each of the Affected Quarters; and (ii) consent, as hereinafter provided, to the making by the Company to Parent of certain distributions and payments of Management Fees hereafter described, notwithstanding any such waived Potential Default or Event of Default (but otherwise subject to the applicable conditions to the making of such distributions and payments of Management Fees set forth in Section 8.2.5 of the Credit Agreement). Each Guarantor has joined in such request and consents and agrees to the terms and provisions of this Waiver and Consent.

C. The further provisions of this Waiver and Consent set forth the understanding of the Company and each Guarantor of their agreement with each Bank concerning such requested waivers and consent.
Section 1. Waiver.
Each Bank, by its execution and delivery of this Waiver and Consent, hereby waives any and all Potential Defaults or Events of Default arising solely by reason or as a consequence of the failure on the part of the Company to comply with the Company’s covenant set forth in Section 8.2.18 of the Credit Agreement as of:
(a) the end of the Affected Quarter ended June 30, 2009;
(b) the end of the Affected Quarter ending September 30, 2009, so long as (and it shall be a condition to the effectiveness of such waiver that) (i) the ratio of Consolidated Net Indebtedness of the Company and its Subsidiaries to Consolidated EBITDA as of the end of such Affected Quarter shall not exceed 3.75 to 1.00, (ii) Consolidated EBITDA of the Company and its Subsidiaries for such Affected Quarter shall have been not less than $5,750,000, and (iii) the Company shall have delivered to the Agent, no later than October 20, 2009, the unaudited consolidated interim financial statements of the Company and its Subsidiaries required to be so delivered in respect of such Affected Quarter pursuant to Section 8.3.2 of the Credit Agreement, and such financial statements shall demonstrate fulfillment of each of the conditions set forth in clauses (i) and (ii) of this Section 1(b);
(c) the end of the Affected Quarter ending December 31, 2009, so long as (and it shall be a condition to the effectiveness of such waiver that) (i) the waiver provided for in Section 1(b) hereof shall have theretofore become effective upon satisfaction of the conditions to such effectiveness set forth in such Section 1(b), (ii) the ratio of Consolidated Net Indebtedness of the Company and its Subsidiaries to Consolidated EBITDA as of the end of such Affected Quarter shall not exceed 3.75 to 1.00, (iii) Consolidated EBITDA of the Company and its Subsidiaries for such Affected Quarter shall have been not less than $9,200,000, (iv) Colstrip 4 shall have been continuously operating on a normalized basis at all times from and after November 30, 2009 to and including the end of such Affected Quarter, (v) the aggregate amount of coal sold by the Company during such Affected Quarter shall have been not less than 4,500,000 tons, and (vi) the Company shall have delivered to the Agent, no later than January 20, 2010, (A) the unaudited consolidated interim financial statements of the Company and its Subsidiaries of the character required to be so delivered pursuant to Section 8.3.2 of the Credit Agreement in respect of such Affected Quarter (whether or not required to be delivered pursuant to Section 8.3.2 of the Credit Agreement for such Affected Quarter), and such financial statements shall demonstrate fulfillment of each of the conditions set forth in clauses (ii) and (iii) of this Section 1(c), and (B) an Officer’s Certificate certifying that each of the conditions set forth in clauses (iv) and (v) of this Section 1(c) have been fulfilled; and

(d) the end of the Affected Quarter ending March 31, 2010, so long as (and it shall be a condition to the effectiveness of such waiver that) (i) the waiver provided for in Section 1(c) shall have theretofore become effective upon satisfaction of the conditions to such effectiveness set forth in such Section 1(c), (ii) the ratio of Consolidated Net Indebtedness of the Company and its Subsidiaries to Consolidated EBITDA as of the end of such Affected Quarter shall not exceed 4.00 to 1.00 and (iii) the Company shall have delivered to the Agent, no later than April 20, 2010, the unaudited consolidated interim financial statements of the Company and its Subsidiaries required to be so delivered in respect of such Affected Quarter pursuant to Section 8.3.2 of the Credit Agreement, and such financial statements shall demonstrate fulfillment of the condition set forth in clause (ii) of this Section 1(d);
provided, however, that (1) no such waiver provided for in any of the foregoing Sections 1(a) through 1(d) shall in any event be or become effective prior to the fulfillment of the conditions to the effectiveness of this Waiver and Consent set forth in Section 4 hereof and (2) any waiver which shall have become effective as provided in this Section 1 of any Potential Default or Event of Default shall cease to be effective during any period that the events or circumstances constituting or giving rise to such Potential Default or Event of Default shall constitute or result in a default or event of default under and within the meaning of the Note Purchase Agreement which shall not have been effectively waived or cured under the terms of the Note Purchase Agreement.
Section 2. Consent.
Each Bank, by its execution and delivery of this Waiver and Consent, hereby consents to:
(a) the (i) making of distributions by the Company to Parent of up to $5,400,000 in the aggregate and (ii) the payment of Management Fees by the Company to Parent of up to $1,200,000 in the aggregate each in respect of the Affected Quarter ended September 30, 2009, so long as at the time of any such action set forth in clauses (i) and (ii) of this Section 2(a), the Company shall be permitted to make such distribution or pay such Management Fee pursuant to and in compliance with Section 8.2.5 of the Credit Agreement (it being understood that, for this purpose, (x) no Potential Default or Event of Default the conditions to the waiver of which set forth in Section 1(a) or 1(b) hereof, shall have been fulfilled, shall be deemed to be continuing at such time and (y) it shall in any event be a condition to the making of any such distribution or payment of such Management Fee that no other Potential Default or Event of Default shall have occurred and be continuing); and
(b) the making of distributions and the payment of Management Fees by the Company to Parent in respect of the Affected Quarters ending December 31, 2009 and March 31, 2010, respectively, so long as at the time of any such action, the Company shall be permitted to make such payment or distribution, as the case may be, pursuant to and in compliance with Section 8.2.5 of the Credit Agreement (it being understood that, for this purpose, (x) no Potential Default or Event of Default, the conditions to the waiver of which set forth in Section 1(c) or Section 1(d) hereof shall have been fulfilled, shall be deemed to be continuing at such time and (y) it shall in any event be a condition to the making of any such distribution or payment of such Management Fee that no other Potential Default or Event of Default shall have occurred and be continuing);

provided, however, that no such consent provided for in either of the foregoing Sections 2(a) and 2(b) shall in any event be or become effective prior to the fulfillment of the conditions to the effectiveness of this Waiver and Consent set forth in Section 4 hereof.
Section 3. Representation and Warranties.
In connection with the matters contemplated by this Waiver and Consent, each of the Loan Parties hereby represents and warrants to and for the benefit of the Banks as follows (it being understood that such representations and warranties shall be deemed made pursuant to and in connection with the Loan Documents for all purposes and shall survive the execution and delivery of this Waiver and Consent and the effectiveness of the waivers and consents provided for herein):
(a) As of the date hereof, no Potential Default or Event of Default has occurred and is continuing, other than as described in Recital A above and, after giving effect to the waivers provided for in Section 1 hereof (assuming fulfillment of the conditions to such respective waivers), no Potential Default or Event of Default shall have occurred and be continuing.
(b) The information set forth in the Explanatory Memorandum (other than the financial results projected for the periods after June 30, 2009 set forth therein) is true and correct in all material respects, and the financial results projected for the periods after June 30, 2009 set forth therein represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions (including those identified in the Explanatory Memorandum), and the intentions of the Company’s management. The statements set forth in the Recitals to this Waiver and Consent are true and correct in all material respects.
(c) The Company has obtained or will obtain a written consent and waiver (the “Note Purchase Agreement Waiver”) from the Noteholders (as such term is defined in the Note Purchase Agreement) which shall be effective to (i) waive all defaults or events of default, if any, which have occurred or may occur under the Note Purchase Agreement by reason of any one or more of the events or circumstances described or referred to in the Explanatory Memo or which are otherwise the subject of the waivers set forth in Section 1 hereof and (ii) consent to the distributions which are the subject of the consents set forth in Section 2 hereof. None of the Loan Parties shall be required, pursuant to the Note Purchase Agreement, the Note Purchase Agreement Waiver or otherwise, or will, directly or indirectly, pay or cause to be paid to the Noteholders or any agents for the Noteholders, any remuneration of any character for or in connection with the granting of the waivers and consents provided for in the Note Purchase Agreement Waiver, except for fees which shall not exceed (in the aggregate for all Noteholders and their agents) 0.25% of the principal balance of the notes outstanding under the Note Purchase Agreement as of the date hereof.

Section 4. Effectiveness.
It shall be a condition to the effectiveness of the waivers and consents provided for in Sections 1 and 2, respectively, hereof by each Bank that:
(a) This Waiver and Consent shall have been executed and delivered by each of the Loan Parties and the form of acceptance on one or more counterparts hereof shall have been executed and delivered by Banks constituting the Required Banks.
(b) The Note Purchase Agreement Waiver shall have been executed and delivered by the parties thereto in form reasonably satisfactory to the Required Holders (as such term is defined in the Note Purchase Agreement) and shall have become effective in accordance with its terms; and such Noteholder shall have received a true and correct copy thereof.
(c) Each Bank shall have received the fee payable to it pursuant to Section 5 hereof.
Section 5. Waiver and Consent Fee.
In connection with, and in consideration of, the waivers and consents provided for in Sections 1 and 2, respectively, hereof, the Company shall pay to each Bank (regardless of whether such Bank shall have joined in the execution and delivery of this Waiver and Consent and given such waivers and consents), as a condition to the effectiveness of this Waiver and Consent, a fee equal to 0.25% of the Commitments. Each payment made by the Company to any Bank pursuant to the preceding sentence shall be made to such Bank in the manner set forth in the Credit Agreement for the payment to such Bank of interest and principal on the Notes.
Section 6. Miscellaneous.
(a) In accordance with Section 10.5 of the Credit Agreement, the Company will pay all costs and expenses incurred by each Bank in connection with this Waiver and Consent, including the fees and disbursements of special counsel for the Agent.
(b) The waivers and consents provided for in this Waiver and Consent are limited as expressly provided by the terms hereof, and no other consents, waivers, amendments or other modifications of or under the Credit Agreement, the Security Documents, the Notes or the other Loan Documents shall be inferred from the terms hereof. Except as expressly provided by the terms hereof, no waiver or consent provided for herein shall in any event extend to or affect any obligation, covenant or agreement of any Loan Party contained in the Loan Documents, or any Potential Default or Event of Default, or impair any right of the Banks or the Agent consequent upon any such Potential Default or Event of Default, or be deemed to have established or to constitute a course of dealing between the Company or any other Loan Party, on the one hand, and the Banks (or any of them) and/or the Agent, on the other, which would require any Bank or the Agent to waive or consent to any Potential Default or Event of Default or other matter.

(c) Except as otherwise expressly provided herein, the terms, covenants and conditions contained in the Credit Agreement, the Security Documents, the Notes and the other Loan Documents (including, without limitation, the terms of the Guaranty Agreement) are hereby ratified and confirmed in all respects, and the Note Agreements, the Security Documents, the Notes and the other Loan Documents are and shall remain in full force and effect.
(d) Any and all notices, requests, certificates, and other instruments executed and delivered subsequent to the effectiveness of this Waiver and Consent may refer to the Credit Agreement and/or the Security Documents and/or the Notes and/or any other Loan Document, as appropriate, without making specific reference to this Waiver and Consent or to any prior waiver, amendment of or other modification to or consent given under the Credit Agreement or any other Loan Document, and all such references nevertheless shall be deemed to include, unless the context otherwise requires, this Waiver and Consent and all such previously-effective waivers, amendments and other modifications and consents, if any.
(e) The descriptive headings of the Sections and other subdivisions of this Waiver and Consent shall not affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided, references herein to any section or other subdivision shall be deemed a reference to such section or other subdivision of this Waiver and Consent.
(f) This Waiver and Consent shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed in said Commonwealth.
(g) This Waiver and Consent may be executed in any number of counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument. Each such counterpart may consist of a number of copies hereof, each signed by one or more of the parties hereto. Delivery of an executed counterpart of this Waiver and Consent by facsimile or transmitted electronically in either Tagged Image File Format (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Waiver and Consent by facsimile, TIFF or PDF shall also deliver a manually executed counterpart hereof, but failure to do so shall not effect the validity, enforceability, or binding effect of this Waiver and Consent.
[Signature pages follow.]

If you are in agreement with the foregoing, please sign the appropriate signature block on the accompanying counterparts of this Waiver and Consent and return one of the same to the Company.

WESTMORELAND MINING LLC

By:	/s/ Douglas Kathol
	Name:	Douglas Kathol
	Title:	Vice President

WESTERN ENERGY COMPANY, as a Guarantor
By:	/s/ Douglas Kathol
	Name:	Douglas Kathol
	Title:	Vice President

DAKOTA WESTMORELAND CORPORATION, as a Guarantor
By:	/s/ Douglas Kathol
	Name:	Douglas Kathol
	Title:	Vice President

WESTMORELAND SAVAGE CORPORATION, as a Guarantor
By:	/s/ Douglas Kathol
	Name:	Douglas Kathol
	Title:	Vice President

ACCEPTED AND AGREED:

PNC	BANK, NATIONAL ASSOCIATION,
individually as a Bank and as Agent

By:	/s/ Richard C. Munsick Name: Richard C. Munsick
Title: Senior Vice President